Exhibit 99.5



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                      FEDERAL DEPOSIT INSURANCE CORPORATION
                             Washington, D.C. 20429

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: July 31, 2006

                        (Date of earliest event reported)

                                SAN JOAQUIN BANK
             (Exact name of registrant as specified in its charter

CALIFORNIA                      23266                          95-3426405
 (State of              (FDIC Certificate Number)             (IRS Employer
incorporation)                                               Identification No.)
                               1301 - 17TH STREET
                          BAKERSFIELD, CALIFORNIA 93301
          (Address of principal executive offices, including zip code)

                                 (661) 281 -0300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 9, 2006, San Joaquin Bank, a California state chartered bank (the "Bank"), San Joaquin Bancorp, a California corporation ("Bancorp") and San Joaquin Reorganization Corp., a California corporation and wholly- owned subsidiary of Bancorp ("Reorganization Corp."), entered into an Agreement and Plan of Reorganization pursuant to which the Bank would reorganize into a bank holding company form through a merger transaction (the "Merger") in which Reorganization Corp. would be merged with and into the Bank, with the Bank being the surviving corporation. Upon consummation of the Merger, the Bank would become a wholly-owned subsidiary of Bancorp.

At the Bank's Annual Meeting of Shareholders on June 20, 2006, the Merger was approved by the affirmative vote of a majority of the outstanding shares of the Bank's common stock. In addition, the Bank and Bancorp received all approvals to the consummation of the Merger and the reorganization into bank holding company form from all applicable regulatory authorities.

On July 31, 2006, an Agreement of Merger was filed with the Secretary of State of the State of California, and the Merger became effective as of the close of business on July 31, 2006. As a result of the Merger, the Bank has become a wholly-owned subsidiary of Bancorp. Each shareholder of the Bank received one share of Bancorp common stock in exchange for each share of Bank common stock held by such shareholder. The securities issued in connection with the Merger were issued in reliance upon an exemption from registration with the Securities Exchange Commission as provided by Section 3(a)(12) of the Securities Act of 1933, as amended, and similar provisions under applicable state law which provide exemptions from the securities registration or qualification provisions. In addition, Bancorp assumed all outstanding stock options of the Bank exercisable into shares of Bank common stock upon consummation of the Merger. Such stock options continue to have, and be subject to, the same terms and conditions of such stock options immediately prior to the consummation of the Merger, except that such options are now exercisable into securities of Bancorp.

The Bank will continue to do business under the name of San Joaquin Bank. The directors and officers of the Bank following the Merger are the same directors and officers of the Bank as prior to the Merger.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release dated August 1, 2006, with respect to the consummation of the Merger.

A copy of the Agreement and Plan of Reorganization and Form of Agreement of Merger were attached as Exhibits 2.2(a) and 2.2(b), respectively, to the Bank's Current Report on Form 8-K filed with the FDIC on May 9, 2006.

The foregoing description is not a description of all of the material terms of the Merger. Investors should read the documents that are incorporated by reference in this Current Report on Form 8-K for a more complete understanding of the reorganization.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

The Merger resulted in a change in control of the Bank and its stockholders. The information with respect to the Merger set forth in Item 2.01 above is incorporated by reference into this Item 5.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.
(b)      Not applicable.
(c)      The following exhibits are included with this Report:
           Exhibit 99.1    Press Release dated August 1, 2006.


This current report on Form 8-K contains forward-looking statements about San Joaquin Bank for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995, including statements with regard to descriptions of our plans or objectives for future operations, products or services, and forecasts of our revenues, earnings or other measures of economic performance. Forward-looking statements can be

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identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors -- many of which are beyond our control -- could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements and reported results should not be considered an indication of our future performance. Some of these risk factors include, among others, certain credit, market, operational and liquidity risks associated with our business and operations, changes in business and economic conditions in California and nationally, rising interest rates, potential acts of terrorism (which are beyond our control), volatility of rate sensitive deposits and assets, value of real estate collateral securing many of our loans, accounting estimates and judgments, compliance costs associated with the company's internal control structure and procedures for financial reporting. These risk factors are not exhaustive and additional factors that could have an adverse effect on our business and financial performance are set forth under "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005.


Forward-looking statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made. In addition, past operating results are not necessarily indicative of the results to be expected for future periods.

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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 SAN JOAQUIN BANK


                                                 By: /s/ Stephen M. Annis

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                                                 Stephen M. Annis
                                                 Executive Vice-President &
                                                 Chief Financial Officer

Date: August 1, 2006


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